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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report:  January 28, 1997


                               Value Health, Inc.
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             (Exact Name of Registrant as specified in its Charter)



                Delaware               0-19039              06-1194838
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(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
of corporation)                                          Identification No.)



          22 Waterville Road
           Avon, Connecticut                            06001
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         (Address of Principal                        (Zip Code)
          Executive Offices)



Registrant's telephone number, including area code:     (860) 678-3400
                                                   ----------------------



                                       N/A
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         (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.


                  On January 15, 1997, Columbia/HCA Healthcare Corporation ("Columbia"), CVH Acquisition Corporation, a wholly owned subsidiary of Columbia ("Sub"), and Value Health, Inc. ("Value Health") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Sub will be merged with and into Value Health (the "Merger"). Upon consummation of the Merger, Value Health will become a wholly owned subsidiary of Columbia, and each issued and outstanding share of common stock of Value Health will be converted into and represent the right to receive 0.58 shares of Columbia common stock. Cash will be paid in lieu of fractional shares. It is intended that the Merger will qualify as a "pooling of interests" for accounting purposes and that the Merger will constitute a tax free reorganization for federal income tax purposes.

                  Consummation of the Merger is subject to satisfaction of certain conditions, including approval of the Merger by the stockholders of Value Health, receipt of certain regulatory approvals, treatment of the Merger as a pooling of interests for accounting purposes and the accuracy, in all material respects, of each party's representations and warranties as of the effective date of the Merger. A copy of the Merger Agreement has been filed with this Form 8-K as Exhibit 2, and is hereby incorporated by reference.

                  A copy of the joint press release of Columbia and Value Health, dated January 15, 1997, has been filed with this Form 8-K as Exhibit 99, and is hereby incorporated by reference.

                  On January 15, 1997, the Board of Directors of Value Health canceled the previously announced stock repurchase program which authorized Value Health to repurchase shares of common stock of Value Health on the open market, up to an aggregate amount of $100 million.





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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  2 Agreement and Plan of Merger, dated as of January 15, 1997, among Columbia/HCA Healthcare Corporation, CVH Acquisition Corporation and Value Health, Inc.

                  99 Press Release, dated January 15, 1997, issued jointly by Columbia/HCA Healthcare Corporation and Value Health, Inc.








0224930.02


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VALUE HEALTH, INC.




Date:  January 28, 1997                    By:/s/ David M. Wurzer
                                                  David M. Wurzer
                                                  Senior Vice President and
                                                  Chief Financial Officer